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                                                                    Exhibit 10.7


                                 SPECIFIC EXCESS
                              REINSURANCE CONTRACT
                           EFFECTIVE: JANUARY 1, 1996

                                    ISSUED TO

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            LAWRENCEVILLE, NEW JERSEY
                   (HEREINAFTER REFERRED TO AS THE "COMPANY")

                                       BY

                     THE SUBSCRIBING REINSURER(S) EXECUTING
           THE INTERESTS AND LIABILITIES AGREEMENT(S) ATTACHED HERETO
            (HEREINAFTER REFERRED TO AS THE "SUBSCRIBING REINSURER")

                                    PREAMBLE

It is understood that the SUBSCRIBING REINSURERS participating in this Contract through the INTERMEDIARY named in ARTICLE XXII having a 100% part of 100% share in the interests and liabilities of the "Reinsurer".


                    ARTICLE I: CLASSES OF BUSINESS REINSURED

A. By this Contract, the REINSURER agrees to reinsure the liability which may accrue to the COMPANY under all of its original policies, contracts, binders and certificates of insurance or reinsurance classified by the COMPANY as:

                  Medical and Dental Practitioners Liability (including Corporate and Professional Premises Liability Coverage, where applicable);

                  Hospital and Other Healthcare Institution Professional Liability;

                  Commercial General Liability, Employers' Liability, Automobile Liability and all other Non-Professional (including Excess/ Umbrella) Liability unless excluded under Article III; all either written in respect of Health Care Institutions or in conjunction with Professional Liability coverages written for such institutions.

         (hereinafter called "policies"), unless otherwise excluded under
         ARTICLE III: EXCLUSIONS, issued or renewed on or after the effective date, subject to the terms, conditions and limitations hereinafter set forth.


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B.       It is understood that this Contract applies to losses first occurring under occurrence policies and/or claims made thereon under claims made policies issued or renewed on or after the effective date hereof.

         Permanent Protection Plan policies underwritten by the COMPANY shall in all cases be deemed to be LOSS OCCURRENCE policies covering on a losses occurring during basis. REINSURERS shall be subject to all of the conditions of the Permanent Protection Plan policies including policy limits and aggregate limit formulas under the extended reporting coverage therein.


                    ARTICLE II: COMMENCEMENT AND TERMINATION

A. This Contract shall become effective on January 1, 1996, and shall continue in force thereafter until terminated.

B. Either party may terminate this Contract on any December 31 by giving the other party not less than 90 days prior written notice.

C. Unless otherwise mutually agreed, reinsurance hereunder on business in force on the effective date of termination shall remain in full force and effect until expiration, cancellation or next premium anniversary of such business, whichever first occurs, but in no event beyond 12 months following the effective date of termination, plus any extension of coverage for extended reporting as per the original policies of the COMPANY.

         REINSURERS shall remain liable in respect of policies issued or renewed during the TERM in force on the basis of underlying coverage. REINSURERS shall receive their share of premiums for such respective policies and there shall not be any return of unearned premium in respect thereto.

                            ARTICLE III: EXCLUSIONS

This Contract does not apply to and specifically excludes the following:

         1. Reinsurance assumed, except reinsurance from American Medical Mutual, Inc. Risk Retention Group and Lawrenceville Property and Casualty Insurance Company, where the underwriting is through New Jersey State Medical Underwriters, Inc.

         2. Claims emanating from policies issued by the COMPANY with effective dates after the termination date of this Contract.

         3.       Directors and Officers Liability when written as such.

         4.       Financial Guaranty and Insolvency Business.


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         5.       All liability of the COMPANY arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the COMPANY of part or all of any claim, debt, charge, fee or other obligation or an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

         6. Nuclear risks as defined in the "Nuclear Incident Exclusion Clause - Liability - Reinsurance U.S.A. and Canada" except for incident arising from nuclear medicine, attached to and forming part of this Contract.

         7. Any business derived from participation in any Pool, Association or Syndicate.

                       ARTICLE IV: RETENTIONS AND LIMITS

A. COVERAGE A (Each Insured Coverage): The COMPANY shall retain and be liable for the first $X amount as per the table below of the paid Ultimate Net Loss as respects any one original policy, each claim. The REINSURER shall then be liable for the amount by which such paid ULTIMATE NET LOSS exceeds the COMPANY'S RETENTION, but the liability of the REINSURER shall not exceed $8,000,000 ULTIMATE NET LOSS plus pro rata LOSS ADJUSTMENT EXPENSES as respects any one original policy, each claim.

         Notwithstanding the above, the COMPANY shall also retain the first $8,000,000 of paid ULTIMATE NET LOSS plus pro rata LOSS ADJUSTMENT EXPENSES in the aggregate otherwise recoverable under COVERAGE A.

           States                    Class of Business                                         Retention $X =
           ------                    -----------------                                         --------------
           Other than PA             Medical & Dental Practitioner Prof. Liab.                    $2,000,000

           Other than PA             Hospital & All Other Health Care Institutions
                                     Professional Liability                                       $3,000,000

           PA                        All Professional Liability
                                     (Physicians, Surgeons & Institutions)                        $2,200,000

           All States                General Liability, Employers' Liability, Automobile
                                     Liability and all Non Professional Liability Coverage
                                     written in respect of Health Care Institutions or in
                                     conjunction with Professional Liability (health care)
                                     coverages.                                                   $3,000,000


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         In no event shall REINSURERS be liable for more than $24,000,000
         Ultimate Net Loss, inclusive of all pro rata LOSS ADJUSTMENT EXPENSE, LOSS IN EXCESS OF POLICY LIMITS, and EXTRA CONTRACTUAL OBLIGATIONS, in the aggregate for COVERAGE A.

B. COVERAGE B (Each Insured Coverage): The COMPANY shall retain and be liable for paid Ultimate Net Loss equal to the sum of the RETENTION and LIMIT under COVERAGE A as respects any original policy, each claim. The REINSURER shall then be liable for 90% of the amount by which such paid ULTIMATE NET LOSS exceeds the sum of the RETENTION and LIMIT under COVERAGE A, but the liability of the REINSURER shall not exceed 90% of $10,000,000 plus pro rata LOSS ADJUSTMENT EXPENSES as respects any original policy, each claim.

         In no event shall REINSURERS be liable for more than $27,000,000 (being 90% of $30,000,000) ULTIMATE NET LOSS, inclusive of all pro rata LOSS ADJUSTMENT EXPENSE, LOSS IN EXCESS OF POLICY LIMITS, and EXTRA CONTRACTUAL OBLIGATIONS, in the Aggregate for COVERAGE B.

C. COVERAGE C (Each Insured Coverage): The COMPANY shall retain and be liable for paid Ultimate Net Loss equal to the sum of the RETENTION and LIMIT under COVERAGE A and $10,000,000 paid indemnity plus pro rata expenses in respect of COVERAGE B as respects any original policy, each claim. The REINSURER shall then be liable for 90% of the amount by which such paid ULTIMATE NET LOSS exceeds the sum of the RETENTION and LIMIT under COVERAGE A and $10,000,000 paid indemnity plus pro rata expenses in respect of COVERAGE B, but the liability of the REINSURER shall not exceed 90% of $10,000,000 plus pro rata LOSS ADJUSTMENT EXPENSES as respects any original policy, each claim.

         In no event shall REINSURERS be liable for more than $27,000,000 (being 90% of $30,000,000) ULTIMATE NET LOSS, inclusive of all pro rata LOSS ADJUSTMENT EXPENSE, LOSS IN EXCESS OF POLICY LIMITS, and EXTRA CONTRACTUAL OBLIGATIONS, in the Aggregate for COVERAGE C.

D. Under no circumstances shall REINSURERS be liable for aggregate coverage although the COMPANY'S original policies may provide aggregate coverage.

E. In order for the COMPANY to be able to recover a claim under COVERAGES A, B and C above, the COMPANY must report the respective claim recoverable for each contract year within ten years from January 1 of such contract year.

F. Under no circumstance shall COVERAGE B LIMIT be available or used by the COMPANY in respect of COVERAGE A ULTIMATE NET LOSS coverage.


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G.       Under no circumstance shall COVERAGE C LIMIT be available or used by the COMPANY in respect of COVERAGES A and B ULTIMATE NET LOSS coverage.

                             ARTICLE V: DEFINITIONS

A. "ULTIMATE NET LOSS" as used herein is defined as the sum or sums (including LOSS IN EXCESS OF POLICY LIMITS, EXTRA CONTRACTUAL OBLIGATIONS, as hereinafter defined) paid or payable by the COMPANY in settlement of claims including any and all vicarious liability arising from BUSINESS REINSURED and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries, including the Pennsylvania catastrophe fund, if applicable, and all claims on inuring insurance or reinsurance, whether collectible or not. ULTIMATE NET LOSS shall not include any LOSS ADJUSTMENT EXPENSE. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the COMPANY'S ULTIMATE NET LOSS has been ascertained. ULTIMATE NET LOSS shall be calculated on a per claim, per policy per insured basis. If the COMPANY issues multiple policies to an insured, the policies will be deemed to be one original policy for purposes of coverage under this Reinsurance Contract.

B. "LOSS IN EXCESS OF POLICY LIMITS" and "EXTRA CONTRACTUAL OBLIGATIONS" as used herein shall be defined as follows:

         1. "LOSS IN EXCESS OF POLICY LIMITS" shall mean 90% subject to the limitations below of any amount paid or payable by the COMPANY in excess of its policy limits, but otherwise within the terms of its policy, as a result of a settlement by the COMPANY or an action against it by its insured or its insured's assignee to recover damages the insured is legally obligated to pay to a third party claimant because of the COMPANY'S alleged or actual negligence, breach of contract or bad faith in rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action. A LOSS IN EXCESS OF POLICY LIMITS shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.

                  The COMPANY shall only include the amount of 90% of LOSS IN EXCESS OF POLICY LIMITS within ULTIMATE NET LOSS to reach the COVERAGE A LIMIT in respect of underlying policies underwritten with limits equal to or greater than $2,000,000 and up to $10,000,000 as respects any original policy, each loss. There is no coverage for LOSS IN EXCESS OF POLICY LIMITS for original policies with limits of $2,000,000 or less.


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                  The COMPANY shall include the amount of 90% of LOSS IN EXCESS
                  OF POLICY LIMITS within ULTIMATE NET LOSS to reach the COVERAGE B LIMIT in respect of underlying policies underwritten with limits greater than $10,000,000 and up to $20,000,000 as respects any original policy, each loss.

                  The COMPANY shall include the amount of 90% of LOSS IN EXCESS OF POLICY LIMITS within ULTIMATE NET LOSS to reach the COVERAGE C LIMIT in respect of underlying policies underwritten with limits greater than $20,000,000 and up to $30,000,000 as respects any original policy, each loss.

2. "EXTRA CONTRACTUAL OBLIGATIONS" shall mean 90% of any punitive, exemplary, compensatory, multiplied or consequential damages, other than LOSS IN EXCESS OF POLICY LIMITS paid or payable by the COMPANY as a result of an action against it by its insured, its insured's assignee or a third party claimant, which action alleges negligence, breach of contract or bad faith on the part of the COMPANY in handling a claim under a policy subject to this Contract. An EXTRA CONTRACTUAL OBLIGATION shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.

                  The COMPANY shall only include the amount of 90% of EXTRA CONTRACTUAL OBLIGATIONS within ULTIMATE NET LOSS to reach the COVERAGE A LIMIT in respect of underlying policies underwritten with limits equal to or greater than $2,000,000 and up to $10,000,000 as respects any original policy, each loss. There is no coverage for EXTRA CONTRACTUAL OBLIGATIONS for original policies with limits of $2,000,000 or less.

                  THE COMPANY shall include the amount of 90% of EXTRA CONTRACTUAL OBLIGATIONS within ULTIMATE NET LOSS to reach the COVERAGE B LIMIT in respect of underlying policies underwritten with limits greater than $10,000,000 and up to $20,000,000 as respects any original policy, each loss.

                  THE COMPANY shall include the amount of 90% of EXTRA CONTRACTUAL OBLIGATIONS within ULTIMATE NET LOSS to reach the COVERAGE C LIMIT in respect of underlying policies underwritten with limits greater than $20,000,000 and up to $30,000,000 as respects any original policy, each loss.

         Notwithstanding anything stated herein, this Contract shall not apply to any LOSS IN EXCESS OF POLICY LIMITS or any EXTRA CONTRACTUAL OBLIGATION incurred by the COMPANY as a result of any fraudulent and/or


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         criminal act by any officer or director of the COMPANY acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C. "LOSS OCCURRENCE" means a loss occurrence or medical incident, or otherwise the series of accidents, acts, errors or omissions including continuous or repeated exposure to substantially the same general harmful conditions giving rise to coverage, all as defined and provided within the underlying policies underwritten by the COMPANY.

D. "CLAIMS MADE" as used herein shall mean the earlier of (1) or (2) below:

         1. When the insured first gives notice to the COMPANY that a claim has been made against the insured; or

         2. When the insured first gives notice to the COMPANY of a specific medical incident involving a particular person which may result in a claim against the original insured.

         Notwithstanding the above, and in all cases, the CLAIMS MADE date shall be as defined and provided within the underlying policies underwritten by the COMPANY.

E. "LOSSES INCURRED" as used herein shall mean losses and pro rata LOSS ADJUSTMENT EXPENSES paid by the REINSURER as of the effective date of calculation, plus the ceded reserves for known losses and pro rata LOSS ADJUSTMENT EXPENSES outstanding as of the same date, less the REINSURER'S proportion of any salvages recovered, all as respects losses and related pro rata LOSS ADJUSTMENT EXPENSES under policies issued or renewed during the contract year under consideration.

F.       1.       "LOSS ADJUSTMENT EXPENSE" as used herein shall mean
                  expenses allocable to the investigation defense and/or settlement of specific claims, including litigation expenses and postjudgment interest and legal expenses and costs incurred in connection with coverage questions and legal actions connected thereto, but not including office expenses or salaries of the COMPANY'S regular employees.

         2. "Pro rata LOSS ADJUSTMENT EXPENSES" as used herein shall mean the result obtained by multiplying the covered indemnity percentage, as calculated below by the COMPANY'S "LOSS ADJUSTMENT EXPENSE" for a given claim. The percentage shall be determined by dividing the amount of ULTIMATE NET LOSS indemnity for a coverage section by the COMPANY'S total ULTIMATE NET LOSS for a given claim.


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G.                "GROSS EXCESS LIMITS PREMIUM" as used herein shall mean the net written increased limits premium of the COMPANY for the Classes of Business Reinsured for the respective layer of coverage limit hereon. Such premiums shall represent the incremental gross premium of the COMPANY pertaining to the respective coverage layer hereon for which GROSS EXCESS LIMITS PREMIUM is being calculated. Such net written premium shall be comprised of claims made premium for underlying policies written on such basis and occurrence premium as respects underlying policies written on a loss occurrence basis (i.e. Permanent Protection Plan policies). It is understood that net written increased limits premium is less cancellation and return premium but is gross of any deductions for original acquisition costs (i.e. brokerage).

H. The first contract year shall be from January 1, 1996 through December 31, 1996, both days inclusive, and each subsequent 12-month period shall be a separate contract year.

                ARTICLE VI: CLAIMS AND LOSS ADJUSTMENT EXPENSES

A. Within 60 days after the end of each calendar quarter, the COMPANY shall provide the REINSURER with a claims bordereau outlining any claim on which the COMPANY has placed a reserve value of $1,000,000 or more.

B. The COMPANY shall include with each claim bordereau, the following information as respects new claims, pending claims and closed claims during the quarter:

         1.       Claim number or reference number;

         2.       Name of Insured;

         3.       Name of Claimant;

         4.       Subject policy limit;

         5.       CLAIMS MADE date;

         6.       LOSS OCCURRENCE date;

         7.       Indemnity (paid and outstanding);

         8.       Expenses (paid and outstanding);

         9.       Indemnity recovery; if any;

         10.      Expense recovery; if any;


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         11.      Status.

         12. Claim manager report which includes narrative loss description of each claim.

C. The REINSURER shall have the right, at its own expense, to be associated in the defense of any claim, suit or proceeding involving this reinsurance.

D. The COMPANY shall, at its full discretion, adjust and settle all claims and losses. All such adjustments and settlements shall be binding on the REINSURER and the REINSURER agrees to pay all amounts for which it may be liable immediately after receipt of reasonable evidence of the amount paid by the COMPANY.

                      ARTICLE VII: SALVAGE AND SUBROGATION

The REINSURER shall be credited with salvage (i.e., reimbursement obtained or recovery made by the COMPANY, less the actual cost, excluding salaries of officials and employees of the COMPANY and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the COMPANY for its primary loss. The COMPANY hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the REINSURER, and to prosecute all claims arising out of such rights.

                        ARTICLE VIII: COVERAGE A PREMIUM

A. Deposit Premium: As respects each contract year, the COMPANY shall pay the REINSURERS an annual Deposit Premium equal to the greater of 50% of GROSS EXCESS LIMITS PREMIUM or $3,500,000 in four equal installments of $875,000 on March 31, June 30, September 30 and December 31 of each contract year.

B. Minimum Premium: As respects each contract year, the COMPANY shall pay REINSURERS Actual Premium as per D. below, but not less than the Minimum Premium which is equal to 21% of GROSS EXCESS LIMITS PREMIUM in respect of policies with limits attaching in respect of COVERAGE A or $1,500,000, whichever is greater.

C. Maximum Premium: As respects each contract year, the COMPANY shall pay REINSURERS Actual Premium as per D. below, but not greater than the Maximum Premium which is equal to 63% of GROSS EXCESS LIMITS PREMIUM in respect of policies with limits attaching in respect of COVERAGE A or $4,500,000, whichever is greater.


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D.       Actual Premium: As respects each contract year, the COMPANY shall calculate Actual Premium which shall equal the sum of the Minimum Premium (in B. above) plus 100% of LOSSES INCURRED (net of the $8,000,000 ULTIMATE NET LOSS plus pro rata LOSS ADJUSTMENT EXPENSE deductible) subject to the Minimum Premium (in B. above) and the Maximum Premium (in C. above).

         The COMPANY shall calculate and report any downward Actual Premium for each contract year within 60 days after the end of 36 months from the beginning of each contract year, and within 60 days after the end of each 12-month period thereafter until all ULTIMATE NET LOSSES and pro rata LOSS ADJUSTMENT EXPENSES subject hereto have been settled. The COMPANY shall calculate and report any upward Actual Premium for each agreement period within 60 days after the end of 12 months from the beginning of each contract year, and within 60 days after the end of each 12-month period thereafter until all ULTIMATE NET LOSSES and pro rata LOSS ADJUSTMENT EXPENSES subject hereto have been settled.

         The REINSURER shall pay the COMPANY any reported downward Actual Premium less amounts previously paid in respect of Deposit Premium and prior net Actual Premium payments upon 15 days of receipt of the COMPANY'S report or 75 days in arrears of the respective year end reporting date, whichever is later.

         The COMPANY shall pay the REINSURERS any reported upward Actual Premium less amounts previously paid in respect of Deposit Premium and prior net Actual Premium payments upon the reporting of such Actual Premium development to REINSURERS.

              ARTICLE IX: COVERAGE B PREMIUM AND CEDING COMMISSION

A. Minimum Premium: As respects each contract year, the COMPANY shall pay the REINSURERS an annual Minimum Premium equal to 90% of GROSS EXCESS LIMITS PREMIUM for policies with limits attaching hereunder in respect of Coverage B. Minimum Premium above shall be payable by the COMPANY to REINSURERS quarterly within 45 days in arrears from the end of each quarter paying all amounts due in respect of premiums collected by the COMPANY for the respective quarter.

B. Reinstatement Premium: As respects each contract year, and in the event of the whole or any portion of the second COVERAGE B indemnity limit being exhausted by loss, the amount so exhausted shall be automatically reinstated from the time of the loss and the COMPANY shall pay to the REINSURERS an Additional Premium calculated by applying to the annual Minimum Premium to REINSURERS for the respective contract year, the percentage that the amount of indemnity so reinstated bears to the total amount of indemnity coverage of indemnity so reinstated bears to the total amount of indemnity coverage afforded under COVERAGE B, subject to a minimum of 100% as to time, to be paid simultaneously with the payment of loss by the REINSURERS. Notwithstanding the above, the first 90% of $10,000,000 indemnity LIMIT shall be reinstated by the REINSURERS free of charge.


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         Nevertheless, the REINSURERS liability in any one claim shall never exceed 90% of $10,000,000 ULTIMATE NET LOSS plus pro rata LOSS ADJUSTMENT EXPENSES in respect of COVERAGE B.

C. Maximum Premium: As respects each contract year, the Maximum Premium shall equal the product of the Minimum Premium multiplied by 2 (two).

D. CEDING COMMISSION: The REINSURERS shall pay to the COMPANY 17.5% of all COVERAGE B Minimum Premium and Reinstatement Premium payable hereon by the COMPANY at the time the COMPANY pays such premiums.

              ARTICLE X: COVERAGE C PREMIUM AND CEDING COMMISSION

A. Minimum Premium: As respects each contract year the COMPANY shall pay the REINSURERS an annual Minimum Premium equal to 90% of GROSS EXCESS LIMITS PREMIUM for policies with limits attaching hereunder in respect of COVERAGE C. Minimum Premium above shall be payable by the COMPANY to REINSURERS quarterly within 45 days in arrears from the end of each quarter paying all amounts due in respect of premiums collected by the COMPANY for the respective quarter.

B. Reinstatement Premium: As respects each contract year, and in the event of the whole or any portion of the second COVERAGE C indemnity limit being exhausted by loss, the amount so exhausted shall be automatically reinstated from the time of the loss and the COMPANY shall pay to the REINSURERS an Additional Premium calculated by applying to the annual Minimum Premium to REINSURERS for the respective contract year, the percentage that the amount of indemnity so reinstated bears to the total amount of indemnity coverage afforded under COVERAGE C, subject to a minimum of 100% as to time, to be paid simultaneously with the payment of loss by the REINSURERS. Notwithstanding the above, the first 90% of $10,000,000 indemnity LIMIT shall be reinstated by the COMPANY free of charge.

         Nevertheless, the REINSURERS liability in any one claim shall never exceed 90% of $10,000,000 ULTIMATE NET LOSS plus pro rata LOSS ADJUSTMENT EXPENSES in respect of COVERAGE C.

C. Maximum Premium: As respects each contract year, the Maximum Premium shall equal the product of the Minimum Premium multiplied by 2 (two).


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D.       CEDING COMMISSION: The REINSURERS shall pay to the COMPANY 17.5% of all
         COVERAGE C Minimum Premium and Reinstatement Premium payable hereon by the COMPANY at the time the COMPANY pays such premiums.

                               ARTICLE XI: OFFSET

The COMPANY and the REINSURER shall have the right to OFFSET any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of OFFSET may exercise such right any time whether the balances are on account of premiums or losses or otherwise.

                         ARTICLE XII: ACCESS TO RECORDS

A. The COMPANY shall place at the disposal of the REINSURER at all reasonable time, and the REINSURER shall have the right to inspect, through authorized representatives, all books, records, policies, endorsements and papers of the COMPANY in connection with any reinsurance hereunder, or claims in connection herewith.

B. The REINSURER agrees that they will not disclose any confidential information obtained by it hereunder to parties not subject to this Contract except under the following circumstances and then only when necessary:

         1. When disclosure of such information is required in the normal course of the REINSURERS business; or

         2.       With the prior written consent of the COMPANY; or

         3. When the REINSURER are required by a subpoena or court order to disclose such information. The REINSURER shall promptly notify the COMPANY of any attempt by a third party to obtain from them any such confidential information.

C. The REINSURER will provide the COMPANY or its designated representative with such information as the REINSURER and COMPANY may agree is necessary to the COMPANY'S handling of the business reinsured herein

D. The obligation contained in this Article shall survive termination of this Contract.

                    ARTICLE XIII: LIABILITY OF THE REINSURER

A. The liability of the REINSURER shall follow that of the COMPANY in every case and be subject in all respects to all the general and specific stipulations, clauses, waivers and modifications of the COMPANY'S policies and any endorsements thereon. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.


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B.       Nothing herein shall in any manner create any obligation or establish any rights against the REINSURER in favor of any third party or any persons not parties to this Contract.

                      ARTICLE XIV: NET RETAINED LIABILITY

A. This Contract applies only to that portion of any insurance or reinsurance which the COMPANY retains net for its own account (prior to deduction of any underlying reinsurance), and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches only loss or losses in respect of that portion of any policy which the COMPANY retains net for its own account shall be included.

B. The amount of the REINSURERS liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the COMPANY to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.

                    ARTICLE XV: DELAYS, ERRORS OR OMISSIONS

Inadvertent delays, errors or omissions made in connections with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission will be rectified as soon as possible after discovery. In no event shall late notification of any claim, except as provided in the sunset clause under ARTICLE IV, Section E, by the COMPANY constitute a ground upon which the REINSURER have been prejudice by such late notice. As used in this Article, the term "prejudice" shall mean that a different outcome in the handling of any claim would have resulted but for the untimely notice to REINSURERS.

                             ARTICLE XVI: CURRENCY

Whenever the word "Dollars" or the "$" appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

                        ARTICLE XVII: FEDERAL EXCISE TAX

If the REINSURER is subject to the FEDERAL EXCISE TAX, the REINSURER agrees to allow, for the purpose of paying the TAX, up to 1% of the premium payable hereon to the extent such premium is subject to the TAX. In the event of any return premium becoming due hereunder, the REINSURER will deduct from the amount of the return premium the same percentage as it allowed, and the COMPANY or its agents should take steps to recover the TAX from the U.S. Government.

                     ARTICLE XVIII: UNAUTHORIZED REINSURERS

A. If the REINSURER is unauthorized in any state of the United States of America or the District of Columbia, the REINSURER agrees to fund its share of the COMPANY'S ceded outstanding loss and LOSS ADJUSTMENT EXPENSE reserves, ceded incurred but not reported loss reserves and COVERAGE A return premium accrued by the COMPANY, as determined by the COMPANY, respectively by:

         1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

         2. Trust accounts in conformity with New York Regulation 114 for the benefit of the COMPANY and as may be required by any other insurance regulatory authority; and/or

         3.       Cash advances;

         if, without such funding, a penalty would accrue to the COMPANY on any financial statement it is required to file with the insurance regulatory authorities involved. The REINSURER, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved and the COMPANY.

B. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause" which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the COMPANY not less than 30 days prior to said expiration date. The COMPANY and the REINSURER further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the COMPANY or its successors in interest at any time, without diminution because of the insolvency of the COMPANY or the REINSURER, but only for one or more of the following purposes:

         1. To reimburse itself for the REINSURER'S share of losses and/or LOSS ADJUSTMENT EXPENSES paid under the terms of policies reinsured hereunder, unless paid in cash by the REINSURER;

         2. To reimburse itself for the REINSURER'S share of any COVERAGE A return premium due and other amounts claimed to be due hereunder, unless paid in cash by the REINSURER.

         3. To fund a cash account in an amount equal to the REINSURER'S share of any outstanding loss and LOSS ADJUSTMENT EXPENSE reserves and ceded incurred but not reported loss reserves or COVERAGE A return premium funded by means of a letter of credit which (a) is under non-renewal notice, it said letter of credit has not been renewed or replaced by the REINSURER 10 days prior to its expiration date, or (b) the REINSURER has failed to increase to the amount requested by the COMPANY, it being understood that nothing in this Contract in any way shall restrict or limit the rights of the COMPANY under the terms of the letter of credit;

         4. To refund to the REINSURER any sum in excess of the actual amount required to fund the REINSURER'S share of the COMPANY'S ceded outstanding loss and LOSS ADJUSTMENT EXPENSE reserves and ceded incurred but not reported loss reserves or COVERAGE A return premium, if so requested by the REINSURER.

         In the event the amount drawn by the COMPANY on any letter of credit is in excess of the actual amount required for B(1) or B(3), or in the case of B(2), the actual amount determined to be due, the COMPANY shall promptly return to the REINSURER the excess amount so drawn.

                            ARTICLE XIX: INSOLVENCY

A. In the event of the INSOLVENCY of the COMPANY, this reinsurance shall be payable directly to the COMPANY or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the COMPANY without diminution because of the INSOLVENCY of the COMPANY or because the liquidator, receiver, conservator or statutory successor of the COMPANY has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the COMPANY shall give written notice to the REINSURER of the pendency of a claim against the COMPANY indicating the policy or bond reinsured which claim would involve a possible liability on the part of the REINSURER within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the REINSURER may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to adjudicated, any defense or defenses that it may deem available to the COMPANY or its liquidator, receiver, conservator, or statutory successor. Accidental failure to give such notice shall not excuse the obligation unless REINSURERS are substantially prejudiced by the failure to give such notice. The expense thus incurred by the REINSURER shall be chargeable, subject to the approval of the Court, against the COMPANY as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the COMPANY solely as a result of the defense undertaken by the REINSURER.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the COMPANY.

C. It is further understood and agreed that, in the event of the INSOLVENCY of the COMPANY, the reinsurance under this Contract shall be payable directly by the REINSURER to the COMPANY or to its liquidator, receiver or statutory successor.

                            ARTICLE XX: ARBITRATION

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to ARBITRATION. One Arbiter shall be chosen by the COMPANY, the other by the REINSURER, and an Umpire shall be chosen by the two Arbiters before they enter upon ARBITRATION, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon ARBITRATION. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots. Nothing herein shall prevent either party from commencing a proceeding in the United States District Court having jurisdiction over the dispute for the purposes of having said court select an Umpire pursuant to the Federal Arbitration Act 9 USC 1 et seq.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final written decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the COMPANY to each of the reinsurers constituting one party; provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the ARBITRATION. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the ARBITRATION shall be equally divided between the two parties.

E. Any ARBITRATION proceedings shall take place at a location in Lawrenceville, New Jersey. All proceedings pursuant hereto shall be governed by the law of the State of New Jersey.

                          ARTICLE XXI: SERVICE OF SUIT

A. It is agreed that in the event of the failure of the REINSURER hereon to pay any amount claimed to be due hereunder, the REINSURERS hereon, at the request of the COMPANY, will submit to the jurisdiction of a court of competent jurisdiction within the United States. The foregoing shall not constitute a waiver of the right of the REINSURERS to commence any suit in, or to remove, remand or transfer any suit to any other court of competent jurisdiction in accordance with the applicable statutes of the state or United States pertinent thereto.

B. It is further agreed that service of process in such suit may be made upon Kroll & Tract, 520 Madison Avenue, New York, NY 10022-4235, United States of America, and that in any suit instituted against any one of them upon this Contract, the REINSURER will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

C. The above named are authorized and directed to accept service of process on behalf of the REINSURER in any suit and/or upon the request of the COMPANY to give a written undertaking to the COMPANY that they will enter a general appearance upon the REINSURERS behalf in the event such suit shall be instituted.

D. Further, pursuant to any statute of any state, territory or District of the United States which makes provision therefor, the REINSURER hereon hereby designate the Superintendent, Commissioner or Director of Insurance or other officer specified for that purposes in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful proceeding in any action, suit or proceeding instituted by or on behalf of the COMPANY or any beneficiary hereunder arising out of this Contract, and hereby designate the above named as the person to whom said officer is authorized to mail such process or a true copy thereof.

                          ARTICLE XXII: INTERMEDIARIES

Medical Brokers, Inc., Pegasus Advisors, Inc. and Lloyd Thompson Ltd. are hereby recognized as the INTERMEDIARIES negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, LOSS ADJUSTMENT EXPENSE, salvage and loss settlements) relating thereto shall be transmitted to the COMPANY or the REINSURER through Pegasus Advisors, Inc. Payments by the COMPANY to the INTERMEDIARIES shall be deemed to constitute payment to the REINSURER. Payments by the REINSURER to the INTERMEDIARIES shall be deemed to constitute payment to the COMPANY only to the extent that such payments are actually received by the COMPANY.

Notwithstanding the above, the COMPANY and REINSURERS hereby agree that all payments will be direct from the REINSURER to the COMPANY, or from the COMPANY to the REINSURERS, as appropriate.

                       INTERESTS AND LIABILITIES AGREEMENT

                                     TO THE

                      SPECIFIC EXCESS REINSURANCE CONTRACT
                           EFFECTIVE: JANUARY 1, 1996

                                     BETWEEN

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            LAWRENCEVILLE, NEW JERSEY
                   (HEREINAFTER REFERRED TO AS THE "COMPANY")

                                       AND

                            SWISS REINSURANCE COMPANY
                  (HEREINAFTER REFERRED TO AS THE "REINSURER")


It is hereby mutually agreed that the Reinsurer shall have a 41.00% share in the interests and liabilities as set forth in the document attached hereto entitled "SPECIFIC EXCESS REINSURANCE CONTRACT, Effective: January 1, 1996, issued to Medical Inter-Insurance Exchange of New Jersey". The share of the Reinsurer shall be separate and apart from the shares of the other reinsurers and shall not be joint with those of the other reinsurers and the Reinsurer shall in no event participate in the interest and liabilities of the other reinsurers.



IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Agreement, in triplicate, as of the dates undermentioned.


In Lawrenceville, New Jersey, this 27 day of September 1996,
For and on Behalf of Medical Inter-Insurance Exchange of New Jersey

By: /s/ Hugo Kosler
    ----------------------------------------------------

In Zurich, Switzerland, this 2nd day of September 1996, For and on Behalf of Swiss Reinsurance COMPANY

By: /s/ C. Cotti               /s/ W. Schlapfer
    ----------------------------------------------------

                       INTERESTS AND LIABILITIES AGREEMENT

                                     TO THE

                      SPECIFIC EXCESS REINSURANCE CONTRACT
                           EFFECTIVE: JANUARY 1, 1996

                                     BETWEEN

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            LAWRENCEVILLE, NEW JERSEY
                   (HEREINAFTER REFERRED TO AS THE "COMPANY")

                                       AND

                           HANNOVER RUCKVERSICHERUNGS
                  (HEREINAFTER REFERRED TO AS THE "REINSURER")


It is hereby mutually agreed that the Reinsurer shall have a 25.00% share in the interests and liabilities as set forth in the document attached hereto entitled "SPECIFIC EXCESS REINSURANCE CONTRACT, Effective: January 1, 1996, issued to Medical Inter-Insurance Exchange of New Jersey". The share of the Reinsurer shall be separate and apart from the shares of the other reinsurers and shall not be joint with those of the other reinsurers and the Reinsurer shall in no event participate in the interest and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Agreement, in triplicate, as of the dates undermentioned.


In Lawrenceville, New Jersey, this 27 day of September 1996,
For and on Behalf of Medical Inter-Insurance Exchange of New Jersey

By: /s/ Hugo Kostelni
    ----------------------------------------------

In Hannover, Germany, this 13th day of September 1996,
For and on Behalf of Hannover Ruckversicherungs
                HANNOVER
By:     Ruckversicherungs Aktiengesellschaft                 Reference #
        ------------------------------------------
                EISEN UND STAHL                             0-411263-3009
        Ruckversicherungs Aktiengesellschaft
        /s/ H. Gradtke                     /s/ C. v. Heimburg
                North American Treaty Dpt.-VR 11

                       INTERESTS AND LIABILITIES AGREEMENT

                                     TO THE

                      SPECIFIC EXCESS REINSURANCE CONTRACT
                           EFFECTIVE: JANUARY 1, 1996

                                     BETWEEN

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            LAWRENCEVILLE, NEW JERSEY
                   (HEREINAFTER REFERRED TO AS THE "COMPANY")

                                       AND

                        UNDERWRITERS REINSURANCE COMPANY
                  (HEREINAFTER REFERRED TO AS THE "REINSURER")


It is hereby mutually agreed that the Reinsurer shall have a 13.46% share in the interests and liabilities as set forth in the document attached hereto entitled "SPECIFIC EXCESS REINSURANCE CONTRACT, Effective: January 1, 1996, issued to Medical Inter-Insurance Exchange of New Jersey". The share of the Reinsurer shall be separate and apart from the shares of the other reinsurers and shall not be joint with those of the other reinsurers and the Reinsurer shall in no event participate in the interest and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Agreement, in triplicate, as of the dates undermentioned.


In Lawrenceville, New Jersey, this 27 day of September 1996,
For and on Behalf of Medical Inter-Insurance Exchange of New Jersey

By: /s/ Hugo Kostelni
    ------------------------------------------

In Woodland Hills, California, this 26th day of Aug. 1996,
For and on Behalf of Underwriters Reinsurance Company

By: /s/ Denise Coleman
    ------------------------------------------

                       INTERESTS AND LIABILITIES AGREEMENT

                                     TO THE

                      SPECIFIC EXCESS REINSURANCE CONTRACT
                           EFFECTIVE: JANUARY 1, 1996

                                     BETWEEN

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            LAWRENCEVILLE, NEW JERSEY
                   (HEREINAFTER REFERRED TO AS THE "COMPANY")

                                       AND

                          AMERICAN RE-INSURANCE COMPANY
                  (HEREINAFTER REFERRED TO AS THE "REINSURER")


It is hereby mutually agreed that the Reinsurer shall have a 9.00% share in the interests and liabilities as set forth in the document attached hereto entitled "SPECIFIC EXCESS REINSURANCE CONTRACT, Effective: January 1, 1996, issued to Medical Inter-Insurance Exchange of New Jersey". The share of the Reinsurer shall be separate and apart from the shares of the other reinsurers and shall not be joint with those of the other reinsurers and the Reinsurer shall in no event participate in the interest and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Agreement, in triplicate, as of the dates undermentioned.


In Lawrenceville, New Jersey, this 27 day of September 1996,
For and on Behalf of Medical Inter-Insurance Exchange of New Jersey

By: /s/ Hugo Kostelni
    ------------------------------------------

In Princeton, New Jersey, this 10th day of September 1996,
For and on Behalf of American Re-Insurance Company

By: /s/ Paul H. Milione
    ------------------------------------------

                       INTERESTS AND LIABILITIES AGREEMENT

                                     TO THE

                      SPECIFIC EXCESS REINSURANCE CONTRACT
                           EFFECTIVE: JANUARY 1, 1996

                                     BETWEEN

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            LAWRENCEVILLE, NEW JERSEY
                   (HEREINAFTER REFERRED TO AS THE "COMPANY")

                                       AND

                           KEMPER REINSURANCE COMPANY
                  (HEREINAFTER REFERRED TO AS THE "REINSURER")


It is hereby mutually agreed that the Reinsurer shall have a 7.69% share in the interests and liabilities as set forth in the document attached hereto entitled "SPECIFIC EXCESS REINSURANCE CONTRACT, Effective: January 1, 1996, issued to Medical Inter-Insurance Exchange of New Jersey". The share of the Reinsurer shall be separate and apart from the shares of the other reinsurers and shall not be joint with those of the other reinsurers and the Reinsurer shall in no event participate in the interest and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Agreement, in triplicate, as of the dates undermentioned.


In Lawrenceville, New Jersey, this 27 day of September 1996,
For and on Behalf of Medical Inter-Insurance Exchange of New Jersey

By: /s/ Hugo Kostelni
    --------------------------------------------------

In Long Grove, Illinois, this 30th day of September 1996,
For and on Behalf of Kemper Reinsurance Company

By: /s/ Brian Cook
    --------------------------------------------------
    Brian J. Cook, Treaty Officer Ref:  22776-6

                       INTERESTS AND LIABILITIES AGREEMENT

                                     TO THE

                      SPECIFIC EXCESS REINSURANCE CONTRACT
                           EFFECTIVE: JANUARY 1, 1996

                                     BETWEEN

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            LAWRENCEVILLE, NEW JERSEY
                   (HEREINAFTER REFERRED TO AS THE "COMPANY")

                                       AND

                 LONDON LIFE & CASUALTY REINSURANCE CORPORATION
                  (HEREINAFTER REFERRED TO AS THE "REINSURER")


It is hereby mutually agreed that the Reinsurer shall have a 3.85% share in the interests and liabilities as set forth in the document attached hereto entitled, "SPECIFIC EXCESS REINSURANCE CONTRACT, Effective: January 1, 1996, issued to Medical Inter-Insurance Exchange of New Jersey". The share of the Reinsurer shall be separate and apart from the shares of the other reinsurers and shall not be joint with those of the other reinsurers and the Reinsurer shall in no event participate in the interest and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Agreement, in triplicate, as of the dates undermentioned.


In Lawrenceville, New Jersey, this 27 day of September 1996,
For and on Behalf of Medical Inter-Insurance Exchange of New Jersey

By: /s/ Hugo Kostelni
    ------------------------------------------------------

In Wildey, St. Michael, Barbados, this 27th day of August 1996,
For and on Behalf of London Life & Casualty Reinsurance Corporation

By: /s/ Michael D. Price, Acting President       [SEAL]
    ------------------------------------------------------

IN WITNESS WHEREOF, the REINSURER has caused this TERMINATION ENDORSEMENT to be executed by its duly authorized officer:


SWISS REINSURANCE COMPANY

By: /s/ C. Cotti /s/ W. Schlapfer
    ------------------------------------------
       5 June 1997

Title:
       ------------------------------------------

IN WITNESS WHEREOF, the REINSURER has caused this TERMINATION ENDORSEMENT to be executed by its duly authorized officer:


HANNOVER RUCKVERSICHERUNGS

By:       Hannover, Germany, 27th of June 1997
    -------------------------------------------------
                       HANNOVER

Title:    Ruckversicherungs-Aktiengesellschaft
       -------------------------------------------------
                   EISEN UND STAHL
          Ruckversicherungs-Aktiengesellschaft        Reference #: 0-411263-3009
             /s/ H. Gradtke        s/s C. v. Heimburg                (242474A)
          North American Treaty Dpt.-VR 11

IN WITNESS WHEREOF, the REINSURER has caused this TERMINATION ENDORSEMENT to be executed by its duly authorized officer:


UNDERWRITERS REINSURANCE COMPANY

By:  /s/ Denise Coleman
     -------------------------------------------------
Title:  /s/ Senior Vice President
        -------------------------------------------------
         6/24/97

IN WITNESS WHEREOF, the REINSURER has caused this TERMINATION ENDORSEMENT to be executed by its duly authorized officer:


AMERICAN RE-INSURANCE COMPANY

By  /s/ John S. Charo
    -------------------------------------------------
Title:  /s/ Vice President
        -------------------------------------------------

IN WITNESS WHEREOF, the REINSURER has caused this TERMINATION ENDORSEMENT to be executed by its duly authorized officer:


KEMPER REINSURANCE COMPANY

By:  /s/ Richard A. Clymer
     -------------------------------------------------
         Richard A. Clymer, Vice President Ref: 22776-6
Title:
        -------------------------------------------------

IN WITNESS WHEREOF, the REINSURER has caused this TERMINATION ENDORSEMENT to be executed by its duly authorized officer:


LONDON LIFE AND CASUALTY REINSURANCE CORPORATION

By:  /s/ Michael D. Price
     -------------------------------------------------
Title:  /s/ President               [SEAL]
        -------------------------------------------------